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                                                                    Exhibit 23.2


                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 21, 2001, (except Note 13, as to which the date is October 15, 2001) in the Registration Statement (Form S-4 No.
333-       ) and the related Prospectus of Compass Minerals Group, Inc. dated
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February 13, 2002.

                                                     /s/ Ernst & Young LLP


Kansas City, Missouri
February 11, 2002